John Hancock Trust
Supplement dated March 28, 2011
to the Prospectus dated May 3, 2010
Mutual Shares Trust
Effective March 25, 2011, the advisory fee for the fund is reduced to the following rate:
0.96% first $1 billion of Aggregate Net Assets*
0.94% on the excess over $1 billion of Aggregate Net Assets*

*	Aggregate Net Assets include the net assets of the fund and Mutual Shares Fund, a series of John Hancock Funds II.
Optimized Value Trust
Optimized All Cap Trust
Effective March 25, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) became the subadviser to Optimized Value Trust and Optimized All Cap Trust, replacing John Hancock Asset Management a division of Manulife Asset Management (North America) Limited. The current portfolio management team, including portfolio managers Walter McCormick and Emory (Sandy) Sanders, will continue to manage these funds as officers of John Hancock Asset Management. There will be no changes in investment strategy or advisory fee rates.
John Hancock Asset Management, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was founded in 1979. It is a wholly owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the adviser. JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Global Trust
Norm Boersma is the new lead portfolio manager for Global Trust, replacing Cindy Sweeting. Tucker Scott and Lisa Myers will continue to manage the fund as well.
Norm Boersma is the president of Templeton Global Advisors Limited. He joined the Templeton organization in 1991.